Exhibit 10.6

FIRST AMENDMENT
TO
WARRANT NO. 025

        This First Amendment to Warrant No. 025 (this “Amendment”) is entered into effective as of August 14, 2003, (the “Effective Date”), by and between Toreador Resources Corporation, a Delaware corporation (the “Issuer”) and Barclays Bank PLC (the “Holder” and together with the Issuer, the “Parties”).

RECITALS

    A.        Previously, the Issuer issued Warrant No. 025 (the “Warrant”) dated as of April 14, 2003 to the Holder.

    B.        Pursuant to Section 3 of the Warrant, the Warrant is exercisable commencing six months after the Warrant Issue Date (April 14, 2003).

    C.        Section 14 of the Warrant permits the Parties to amend the Warrant upon the written consent of the Holder and the Issuer.

    D.        The Issuer and the Holder have determined that the Warrant should be exercisable commencing twelve months after the Warrant Issue Date (April 14, 2003).

    E.        Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Warrant.

    F.        Based on the recitals set forth above and the promises contained herein and in the Warrant, the Parties hereby agree that the Warrant be amended as of the Effective Date as follows:

AMENDMENTS

    1.       Amendment to Section 3. Section 3 “Exercise Period” of the Warrant is replaced in its entirety to read as follows:

3. Exercise Period. This Warrant shall be exercisable commencing twelve months after the Warrant Issue Date and shall expire and be of no further force or effect at 4:30 p.m. (Dallas time) on April 7, 2008 (the “Expiration Date”).

    2.        Confirmation of Warrant. The parties hereby confirm that, except to the extent specifically amended by Section 1 hereof, the provisions of the Warrant shall remain unmodified and the Warrant, as amended by Section 1 hereof, is hereby confirmed by the Parties as being in full force and effect.

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    3.        Miscellaneous. This Amendment and the Warrant as amended by Section 1 hereof shall be binding upon and shall inure to the benefit of the parties to the Amendment and the Warrant and their respective permitted successors and assigns as set forth in Section 11 of the Warrant.

    4.        Governing Law. This Amendment shall be governed by the laws of the State of Delaware.

    5.        Counterparts. This Amendment may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

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        IN WITNESS WHEREOF, this Amendment has been executed as of the Effective Date.

ISSUER:

Toreador Resources Corporation

By: /s/ Douglas W. Weir Name: Douglas W. Weir Title: Senior Vice President and CFO

HOLDER:

Barclays Bank PLC

By: /s/ Steven James Funnell Name: Steven James Funnell Title: Manager

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